Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Initial Class	-21.21%	2.73%	5.89%
MSCI EAFE	-21.27%	1.11%	4.57%
Variable Annuity International Funds Average	-21.48%	2.13%	6.80%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity international funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,720 - a 77.20% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,636 - a 56.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Vodafone Group PLC (United Kingdom)	5.0
Micron Technology, Inc. (United States of America)	3.9
AstraZeneca PLC (United Kingdom)	3.2
Samsung Electronics Co. Ltd. (Korea (South))	2.9
TotalFinaElf SA Class B (France)	2.6
17.6
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	23.6
Information Technology	20.6
Health Care	11.8
Telecommunication Services	9.3
Consumer Discretionary	6.5
Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets
Japan	23.1
United Kingdom	16.9
United States of America	6.6
France	6.5
Switzerland	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class	-21.27%	2.64%	5.85%
MSCI EAFE	-21.27%	1.11%	4.57%
Variable Annuity International Funds Average	-21.48%	2.13%	6.80%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity international funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,649 - a 76.49% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,636 - a 56.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Vodafone Group PLC (United Kingdom)	5.0
Micron Technology, Inc. (United States of America)	3.9
AstraZeneca PLC (United Kingdom)	3.2
Samsung Electronics Co. Ltd. (Korea (South))	2.9
TotalFinaElf SA Class B (France)	2.6
17.6
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	23.6
Information Technology	20.6
Health Care	11.8
Telecommunication Services	9.3
Consumer Discretionary	6.5
Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets
Japan	23.1
United Kingdom	16.9
United States of America	6.6
France	6.5
Switzerland	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class 2	-21.20%	2.63%	5.84%
MSCI EAFE	-21.27%	1.11%	4.57%
Variable Annuity International Funds Average	-21.48%	2.13%	6.80%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity international funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,639 - a 76.39% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,636 - a 56.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Vodafone Group PLC (United Kingdom)	5.0
Micron Technology, Inc. (United States of America)	3.9
AstraZeneca PLC (United Kingdom)	3.2
Samsung Electronics Co. Ltd. (Korea (South))	2.9
TotalFinaElf SA Class B (France)	2.6
17.6
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	23.6
Information Technology	20.6
Health Care	11.8
Telecommunication Services	9.3
Consumer Discretionary	6.5
Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets
Japan	23.1
United Kingdom	16.9
United States of America	6.6
France	6.5
Switzerland	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the -21.27% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund's return also was roughly on par with the LipperSM variable annuity international funds average, which fell 21.48%.

Q. What factors drove the fund's performance during the past year?

A. My decision to maintain more exposure to the information technology sector - at more than double the average weighting of the index - during the past year had the biggest impact on the fund's performance relative to the MSCI EAFE index. During the first six months of the period, overweighting poor-performing technology stocks detracted from the fund's performance relative to its index and peer group, despite owning stocks in the sector that held up better during the global economic downturn. In the second half of the period, the equity markets' decline during the two-week period after the September 11 terrorist attacks on the U.S. created some unique buying opportunities. I added several cyclically sensitive technology stocks to the fund after they had fallen to attractive valuations. This decision proved extremely helpful during the fourth quarter of 2001, as tech stocks rebounded strongly and our increased exposure to the sector helped erase some of the year's earlier performance shortfall. Overall during the past year, technology was the worst-performing group in the index, but good stock selection within the sector more than offset the relative losses incurred by the fund's large overweighting.

Q. What specific areas of technology did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. PC stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average during the next few years, which is a faster growth rate than many other industries. Turning to handsets, new technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than sales expectations for 2001. As a result of this potential growth, I increased the fund's holdings in selective holdings, such as U.S.-based Micron Technology from six months ago. Micron was among the fund's top performers in the fourth quarter.

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone Group. Vodafone seemed better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business. Elsewhere, I generally avoided European pharmaceutical stocks because they remained overvalued relative to their U.S. counterparts.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the third-largest position at period end . . .

A. That's correct. Near the end of the period, I increased the fund's exposure to AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products from U.S.-based companies. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably.

Q. What were some of the fund's top-performing stocks? What stocks disappointed?

A. A cyclical recovery in the semiconductor industry benefited South Korea's Samsung Electronics, Micron Technology and Taiwan Semiconductor, the fund's top-three contributors. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales and profitability in the U.S. On the down side, the fund's biggest detractor, Finland's Nokia, despite a strong fourth quarter, was punished for rapidly declining earnings during the past year. Similarly, telecom equipment makers Sweden-based Ericsson and Nortel Networks of Canada suffered from slowing sales and reduced profits, and I sold out of both stocks. The telecommunication services sector's broad-based weakness also hurt shares of Vodafone and Japan's Nippon Telegraph & Telephone. Elsewhere, a slowdown in demand for its entertainment products and consumer electronics hurt shares of Japan-based Sony.

Q. What's your outlook, Rick?

A. I'm optimistic. There were encouraging signs that the equity markets had stabilized in the final months of the period. For example, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2001, more than $1.7 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 87.6%
	Shares	Value (Note 1)
Australia - 1.1%
BRL Hardy Ltd.	567,654	$ 3,203,091
News Corp. Ltd. sponsored ADR	622,200	16,463,412
TOTAL AUSTRALIA		19,666,503
Canada - 3.5%
Alcan, Inc.	986,600	35,426,106
Canadian Natural Resources Ltd.	149,200	3,591,262
Suncor Energy, Inc.	297,700	9,801,131
Talisman Energy, Inc.	386,100	14,676,458
TOTAL CANADA		63,494,957
Finland - 1.3%
Nokia Corp.	926,200	22,719,686
France - 6.5%
Aventis SA (France)	66,760	4,739,960
AXA SA	618,904	12,953,272
BNP Paribas SA	308,040	27,606,814
Sanofi-Synthelabo SA	212,200	15,857,420
TotalFinaElf SA Class B	327,244	45,971,237
Vivendi Environnement	81,700	2,729,185
Vivendi Environnement warrants 3/8/06 (a)	81,700	33,514
Vivendi Universal SA	110,300	6,049,142
TOTAL FRANCE		115,940,544
Germany - 3.8%
Allianz AG (Reg.)	80,000	18,976,440
BASF AG	240,200	8,942,781
Deutsche Boerse AG	111,363	4,291,097
Deutsche Lufthansa AG (Reg.)	354,200	4,684,172
Infineon Technologies AG	490,200	10,032,268
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	34,300	9,327,513
SAP AG	33,200	4,331,372
Schering AG	150,100	7,977,560
TOTAL GERMANY		68,563,203
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	4,286,500	14,985,606
CNOOC Ltd.	3,316,000	3,125,293
Hutchison Whampoa Ltd.	2,363,600	22,807,066
Johnson Electric Holdings Ltd.	3,135,000	3,296,403
TOTAL HONG KONG		44,214,368
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	382,700	17,244,462
Italy - 1.1%
Telecom Italia Spa	1,539,424	13,178,701
Unicredito Italiano Spa	1,834,000	7,326,903
TOTAL ITALY		20,505,604

	Shares	Value (Note 1)
Japan - 23.1%
Advantest Corp.	153,400	$ 8,644,550
Canon, Inc.	499,000	17,494,939
Credit Saison Co. Ltd.	479,800	9,292,093
Daiwa Securities Group, Inc.	5,733,000	29,999,520
Fujitsu Ltd.	966,000	6,999,043
Furukawa Electric Co. Ltd.	831,000	4,392,618
Ito-Yokado Co. Ltd.	461,000	20,726,968
JAFCO Co. Ltd.	226,200	13,520,118
Japan Telecom Co. Ltd.	1,211	3,614,513
Konami Corp.	144,200	4,260,181
Kyocera Corp.	220,000	14,680,599
Matsushita Electric Industrial Co. Ltd.	470,000	5,922,000
Mitsubishi Electric Corp.	3,295,000	12,687,514
Mizuho Holdings, Inc.	1,963	3,980,565
Murata Manufacturing Co. Ltd.	267,500	15,968,329
NEC Corp.	703,000	7,138,383
Nikko Cordial Corp.	9,722,000	43,194,119
Nikon Corp.	936,000	7,172,659
Nippon Telegraph & Telephone Corp.	3,780	12,247,199
Nissan Motor Co. Ltd.	2,055,000	10,847,003
Nomura Holdings, Inc.	3,445,000	43,955,340
Nomura Research Institute Ltd.	6,000	700,843
Omron Corp.	445,000	5,914,407
ORIX Corp.	293,000	26,124,552
Ricoh Co. Ltd.	190,000	3,520,923
Rohm Co. Ltd.	130,300	16,833,013
Sony Corp.	321,600	14,504,159
Takeda Chemical Industries Ltd.	497,000	22,383,305
Tokyo Electron Ltd.	166,200	8,116,245
Toshiba Corp.	2,238,000	7,648,667
Toyota Motor Corp.	334,200	8,515,416
Yamada Denki Co. Ltd.	20,500	1,432,369
TOTAL JAPAN		412,432,152
Korea (South) - 3.1%
Kookmin Bank (a)	83,808	3,177,495
Samsung Electronics Co. Ltd.	242,900	51,594,310
TOTAL KOREA (SOUTH)		54,771,805
Mexico - 1.0%
Grupo Televisa SA de CV sponsored ADR (a)	227,900	9,840,722
Telefonos de Mexico SA de CV sponsored ADR	228,500	8,002,070
TOTAL MEXICO		17,842,792
Netherlands - 4.2%
Akzo Nobel NV	262,100	11,721,443
ASML Holding NV (a)	393,200	6,844,417
ING Groep NV (Certificaten Van Aandelen)	806,124	20,588,181
Koninklijke Ahold NV	319,300	9,305,165
Koninklijke Philips Electronics NV	133,100	3,961,936
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
STMicroelectronics NV (NY Shares)	96,600	$ 3,059,322
Unilever NV (Certificaten Van Aandelen)	221,500	13,006,865
VNU NV	190,900	5,874,812
TOTAL NETHERLANDS		74,362,141
Norway - 0.2%
Norsk Hydro AS	111,800	4,697,322
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	436,100	11,530,048
United Overseas Bank Ltd.	384,393	2,643,808
TOTAL SINGAPORE		14,173,856
Spain - 1.6%
Banco Popular Espanol SA (Reg.)	173,200	5,696,157
Banco Santander Central Hispano SA	1,336,568	11,215,633
Telefonica SA	854,200	11,448,845
TOTAL SPAIN		28,360,635
Switzerland - 6.4%
Credit Suisse Group (Reg.)	652,766	27,881,173
Nestle SA (Reg.)	105,095	22,444,275
Novartis AG (Reg.)	682,810	24,715,613
Swiss Reinsurance Co. (Reg.)	70,917	7,144,751
UBS AG (Reg.)	420,614	21,264,149
Zurich Financial Services AG	45,640	10,724,409
TOTAL SWITZERLAND		114,174,370
Taiwan - 3.3%
Siliconware Precision Industries Co. Ltd.	4,293,975	3,792,592
Taiwan Semiconductor Manufacturing Co. Ltd.	9,684,166	24,220,796
United Microelectronics Corp.	21,404,860	31,203,312
TOTAL TAIWAN		59,216,700
United Kingdom - 16.9%
AstraZeneca PLC	1,225,800	57,122,272
BAA PLC	310,300	2,487,141
BHP Billiton PLC	1,170,400	5,947,317
BT Group PLC (a)	1,318,800	4,846,593
Cable & Wireless PLC	1,527,100	7,348,527
Carlton Communications PLC	970,000	3,431,938
Diageo PLC	697,800	7,975,575
GlaxoSmithKline PLC	1,451,694	36,161,705
HSBC Holdings PLC (United Kingdom) (Reg.)	1,126,000	13,446,687
Kingfisher PLC	6,522	38,079
Lloyds TSB Group PLC	3,040,100	33,020,837
Logica PLC	484,400	4,513,833
mmO2 PLC (a)	1,318,800	1,660,949
Old Mutual PLC	2,009,700	2,560,358
Prudential PLC	771,800	8,944,977

	Shares	Value (Note 1)
Reed International PLC	509,400	$ 4,227,612
Rio Tinto PLC (Reg.)	684,200	13,109,929
Vodafone Group PLC	34,659,403	89,005,535
WPP Group PLC	557,700	6,171,285
TOTAL UNITED KINGDOM		302,021,149
United States of America - 6.2%
Alcoa, Inc.	439,400	15,620,670
Bristol-Myers Squibb Co.	454,200	23,164,200
Micron Technology, Inc. (a)	2,248,700	69,709,700
Phelps Dodge Corp.	71,800	2,326,320
TOTAL UNITED STATES OF AMERICA		110,820,890
TOTAL COMMON STOCKS (Cost $1,536,946,956)		1,565,223,139
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (Cost $2,953,647)	189,820	763,076
Government Obligations - 0.4%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 1.8% to 2.2% 1/3/02 to 2/14/02 (c) (Cost $6,943,587)	-	$ 6,950,000	6,944,782
Money Market Funds - 12.5%
	Shares
Fidelity Cash Central Fund, 1.94% (b) (Cost $222,598,414)	222,598,414	222,598,414
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,769,442,604)		1,795,529,411
NET OTHER ASSETS - (0.5)%		(9,287,983)
NET ASSETS - 100%		$ 1,786,241,428
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
655 Nikkei 225 Index Contracts	March 2002	$ 34,043,625	$ (636,112)
The face value of futures purchased as a percentage of net assets - 1.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,507,076.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,781,184,030 and $2,010,435,813, respectively, of which long-term U.S. government and government agency obligations aggregated $7,459,920 and $8,328,720, respectively.

The market value of futures contracts opened and closed during the period amounted to $679,489,294 and $652,943,094, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,071 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,820,840,966. Net unrealized depreciation aggregated $25,311,555, of which $331,278,422 related to appreciated investment securities and $356,589,977 related to depreciated investment securities.

The fund hereby designates approximately $282,219,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $367,608,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $1,769,442,604) - See accompanying schedule		$ 1,795,529,411
Cash		1,070
Foreign currency held at value (cost $43,136,223)		42,041,290
Receivable for investments sold		1,272,679
Receivable for fund shares sold		1,450,297
Dividends receivable		2,430,713
Interest receivable		379,394
Other receivables		14,992
Total assets		1,843,119,846
Liabilities
Payable for investments purchased	$ 11,012,717
Payable for fund shares redeemed	43,921,549
Accrued management fee	1,113,242
Distribution fees payable	30,719
Payable for daily variation on futures contracts	524,000
Other payables and accrued expenses	276,191
Total liabilities		56,878,418
Net Assets		$ 1,786,241,428
Net Assets consist of:
Paid in capital		$ 2,175,881,375
Undistributed net investment income		4,814,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(418,769,157)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,315,009
Net Assets		$ 1,786,241,428
Initial Class: Net Asset Value, offering price and redemption price per share ($1,496,873,024 ÷ 107,847,737 shares)		$13.88
Service Class: Net Asset Value, offering price and redemption price per share ($240,525,235 ÷ 17,386,384 shares)		$13.83
Service Class 2: Net Asset Value, offering price and redemption price per share ($48,843,169 ÷ 3,537,346 shares)		$13.81

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 28,725,197
Interest		12,281,818
Security lending		925,774
		41,932,789
Less foreign taxes withheld		(4,337,257)
Total income		37,595,532
Expenses
Management fee	$ 15,400,613
Transfer agent fees	1,406,117
Distribution fees	318,030
Accounting and security lending fees	1,039,639
Custodian fees and expenses	777,902
Registration fees	1,728
Audit	110,378
Legal	15,188
Miscellaneous	804,162
Total expenses before reductions	19,873,757
Expense reductions	(1,180,806)	18,692,951
Net investment income		18,902,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(364,597,976)
Foreign currency transactions	(1,726,403)
Futures contracts	(22,073,697)	(388,398,076)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,523,690)
Assets and liabilities in foreign currencies	(1,080,294)
Futures contracts	1,265,471	(132,338,513)
Net gain (loss)		(520,736,589)
Net increase (decrease) in net assets resulting from operations		$ (501,834,008)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 18,902,581	$ 24,067,131
Net realized gain (loss)	(388,398,076)	265,613,586
Change in net unrealized appreciation (depreciation)	(132,338,513)	(848,849,479)
Net increase (decrease) in net assets resulting from operations	(501,834,008)	(559,168,762)
Distributions to shareholders From net investment income	(120,551,919)	(34,503,154)
In excess of net investment income	-	(6,990,235)
From net realized gain	(190,776,039)	(261,723,629)
Total distributions	(311,327,958)	(303,217,018)
Share transactions - net increase (decrease)	62,288,250	518,278,056
Total increase (decrease) in net assets	(750,873,716)	(344,107,724)
Net Assets
Beginning of period	2,537,115,144	2,881,222,868
End of period (including undistributed net investment income of $4,814,201 and $11,909,270, respectively)	$ 1,786,241,428	$ 2,537,115,144
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	173,999,497	$ 2,794,972,744	180,026,822	$ 4,102,377,245
Reinvested	15,519,663	275,163,626	11,650,005	284,959,118
Redeemed	(195,055,949)	(3,120,566,680)	(178,033,342)	(4,052,515,974)
Net increase (decrease)	(5,536,789)	$ (50,430,310)	13,643,485	$ 334,820,389
Service Class Sold	142,723,429	$ 2,146,873,700	68,519,615	$ 1,560,576,350
Reinvested	1,933,710	34,207,331	747,241	18,247,616
Redeemed	(140,169,677)	(2,110,121,164)	(61,639,680)	(1,408,864,371)
Net increase (decrease)	4,487,462	$ 70,959,867	7,627,176	$ 169,959,595
Service Class 2 A Sold	11,546,592	$ 163,704,441	734,419	$ 15,878,729
Reinvested	110,941	1,957,001	421	10,284
Redeemed	(8,740,638)	(123,902,749)	(114,389)	(2,390,941)
Net increase (decrease)	2,916,895	$ 41,758,693	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 106,625,905		$ 32,471,354
Service Class		13,167,676		2,030,655
Service Class 2 A		758,338		1,145
Total		$ 120,551,919		$ 34,503,154
In excess of net investment income Initial Class		$ -		$ 6,578,599
Service Class		-		411,405
Service Class 2 A		-		231
Total		$ -		$ 6,990,235
From net realized gain Initial Class		$ 168,537,721		$ 245,909,165
Service Class		21,039,655		15,805,556
Service Class 2 A		1,198,663		8,908
Total		$ 190,776,039		$ 261,723,629
		$ 311,327,958		$ 303,217,018

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Income from Investment Operations
Net investment income E	.14	.19 F	.24	.23	.30
Net realized and unrealized gain (loss)	(3.86)	(4.93)	7.95	2.13	1.70
Total from investment operations	(3.72)	(4.74)	8.19	2.36	2.00
Less Distributions
From net investment income	(.93)	(.31)	(.31)	(.38)	(.33)
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	(1.31)
Total distributions	(2.40)	(2.70)	(.81)	(1.50)	(1.64)
Net asset value, end of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Total Return C, D	(21.21)%	(19.07)%	42.55%	12.81%	11.56%
Ratios to Average Net Assets H
Expenses before expense reductions	.92%	.89%	.91%	.91%	.92%
Expenses net of voluntary waivers, if any	.92%	.89%	.91%	.91%	.92%
Expenses net of all reductions	.87%	.87%	.87%	.89%	.90%
Net investment income	.91%	.84%	1.10%	1.19%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322
Portfolio turnover rate	98%	136%	78%	84%	67%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income E	.12	.17 F	.22	.15	.01
Net realized and unrealized gain (loss)	(3.84)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(3.72)	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.92)	(.30)	(.31)	(.38)	-
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	-
Total distributions	(2.39)	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C, D	(21.27)%	(19.18)%	42.44%	12.69%	(0.83)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of voluntary waivers, if any	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of all reductions	.97%	.97%	.98%	.97%	1.01% A
Net investment income	.81%	.74%	1.00%	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,525	$ 257,257	$ 144,371	$ 34,720	$ 931
Portfolio turnover rate	98%	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income E	.10	.12 F
Net realized and unrealized gain (loss)	(3.80)	(3.68)
Total from investment operations	(3.70)	(3.56)
Less Distributions
From net investment income	(.93)	(.30)
In excess of net investment income	-	(.06)
From net realized gain	(1.47)	(2.33)
Total distributions	(2.40)	(2.69)
Net asset value, end of period	$ 13.81	$ 19.91
Total Return B, C, D	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,843	$ 12,351
Portfolio turnover rate	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Overseas Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 12,124,045
Capital loss carryforwards	$ (367,607,824)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 25,842,929	$ 249,319,457
Service Class	3,082,842	31,125,729
Service Class 2	183,803	1,773,198
	$ 29,109,574	$ 282,218,384

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 266,963
Service Class 2	51,067
$ 318,030

Overseas Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,209,571
Service Class	181,904
Service Class 2	14,642
$ 1,406,117

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,822,302 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $1,177,009 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,797.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 12% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 31% of the total outstanding shares of the fund.

Overseas Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981

President of VIP Overseas. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Overseas Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Overseas. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Overseas. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1987 Assistant Treasurer of VIP Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Overseas. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Overseas Portfolio

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	2/2/01	$.249	$.024
Service Class	2/2/01	$.239	$.024
Service Class 2	2/2/01	$.249	$.024

A total of 7.71% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0202 154246
1.540205.104

Fidelity® Variable Insurance Products:

Value Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Value Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Portfolio - Initial Class on May 9, 2001, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $9,660 - a 3.40% decrease on the initial investment. For comparison, look at how the Russell 3000® Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,600 - a 4.00% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
BellSouth Corp.	4.5
Charles Schwab Corp.	4.4
Schlumberger Ltd. (NY Shares)	4.1
Exxon Mobil Corp.	2.3
Citigroup, Inc.	2.0
17.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	24.0
Consumer Discretionary	15.0
Industrials	9.9
Consumer Staples	9.9
Information Technology	9.2
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	91.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	7.0%

* Foreign investments 4.3%

Annual Report

Fidelity Variable Insurance Products: Value Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Portfolio - Service Class on May 9, 2001, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $9,650 - a 3.50% decrease on the initial investment. For comparison, look at how the Russell 3000® Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,600 - a 4.00% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
BellSouth Corp.	4.5
Charles Schwab Corp.	4.4
Schlumberger Ltd. (NY Shares)	4.1
Exxon Mobil Corp.	2.3
Citigroup, Inc.	2.0
17.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	24.0
Consumer Discretionary	15.0
Industrials	9.9
Consumer Staples	9.9
Information Technology	9.2
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	91.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	7.0%

* Foreign investments 4.3%

Annual Report

Fidelity Variable Insurance Products: Value Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Portfolio - Service Class 2 on May 9, 2001, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $9,650 - a 3.50% decrease on the initial investment. For comparison, look at how the Russell 3000® Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,600 - a 4.00% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
BellSouth Corp.	4.5
Charles Schwab Corp.	4.4
Schlumberger Ltd. (NY Shares)	4.1
Exxon Mobil Corp.	2.3
Citigroup, Inc.	2.0
17.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	24.0
Consumer Discretionary	15.0
Industrials	9.9
Consumer Staples	9.9
Information Technology	9.2
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	91.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	7.0%

* Foreign investments 4.3%

Annual Report

Fidelity Variable Insurance Products: Value Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve DuFour, Portfolio Manager of Value Portfolio

Q. How did the fund perform, Steve?

A. From its inception on May 9, 2001, through December 31, 2001, the fund outperformed its benchmark, the Russell 3000 Value Index, which declined 4.00% during the same period. Going forward, we'll look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group average.

Q. What factors drove the fund's performance?

A. It was a volatile period, but emphasizing stocks of companies that I believed should benefit from an improving economy gave the fund an advantage over its index. At the time of the fund's inception in May, I decided to own economically sensitive stocks during a market climate in which investors were generally selling them in favor of more defensive-oriented stocks. As it turned out, many of our overweighted holdings in these stocks, including Winnebago Industries and Dell Computer, performed quite well during the period, particularly in October and November. I sold off our holdings in Dell to lock in profits after it appreciated significantly. During this two-month stretch, the sentiment on Wall Street shifted primarily in favor of stocks leveraged to an economic recovery, as a growing consensus emerged that the prevailing business slowdown had reached its low point. The fund's holdings within the information technology, industrial and consumer discretionary sectors performed better than those of the index and enhanced the fund's relative return. Our gains in these three areas more than offset our disappointing stock selection within the financial sector, which detracted from the fund's relative performance. Owning a higher percentage of transaction fee-based financials, such as detractors Charles Schwab, Morgan Stanley Dean Witter and Mellon Financial, as opposed to those firms that relied primarily on income from the spreads on loans, didn't work out as well as I expected.

Q. Why did transaction fee-based financials underperform spread-based financials?

A. Spread-based financials benefited from a number of factors, including the delayed economic recovery and, subsequently, the Federal Reserve Board's aggressive moves to lower interest rates. Lower rates increased these institutions' net margins, meaning the difference between the interest they pay out and what they can charge for loans. Transaction fee-based financials were hurt by a combination of a declining stock market, reduced trading volumes and limited underwriting activity. As I mentioned in my shareholder report six months ago, the fund owned fee-based financials to benefit from a potential economic upturn, which would likely have boosted their profits as the markets and trading volumes rose. In hindsight, I may have been early in owning these stocks, but I remained optimistic that the Fed's easing would provide the stimuli necessary to turn the economy around. My strategy in this sector was further jolted by the terrorist attacks in September, which caused a decline in commerce and further delayed the expectation of a quick economic and financial market recovery.

Q. What other strategies did you implement?

A. Six months ago, I had a strong bias toward mid-cap companies, which served the fund well during the early part of the period as investors looked favorably on this group because of its attractive valuations relative to larger-cap companies. As the period progressed and investors began scooping up these undervalued mid-cap stocks, their valuations increased. In response, I changed course, reducing the fund's exposure to mid-cap stocks that had appreciated and, with new money that flowed into the fund, selectively added large-cap stocks that had fallen out of favor. The net result of this strategy was that the fund had more exposure to larger-cap companies at attractive prices late in the year when they rallied, including such top performers as Microsoft, Hewlett-Packard and Gillette, as the period came to a close. Additionally, the market's decline during the aftermath of September 11 gave me another rare opportunity to upgrade the quality of companies in the portfolio - in such names as DuPont, AOL Time Warner, Pfizer and Schwab - at attractive prices. In most of these cases, the stocks bounced back sharply toward period end.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe that the enormous amount of liquidity the Fed has put into the financial system, coupled with declining oil prices and the recent federal tax cuts, could lead to a stronger economy. As such, I believe the fund's positioning - owning a large number of high-quality companies leveraged to an improving economy - could be beneficial should the economy recover in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital appreciation

Start date: May 9, 2001

Size: as of December 31, 2001, more than
$2 million

Manager: Steve DuFour, since inception; joined Fidelity in 1992

Annual Report

Fidelity Variable Insurance Products: Value Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 0.9%
Delphi Automotive Systems Corp.	1,990	$ 27,183
Automobiles - 0.3%
Monaco Coach Corp. (a)	200	4,374
Winnebago Industries, Inc.	100	3,694
		8,068
Hotels, Restaurants & Leisure - 1.5%
Marriott International, Inc. Class A	520	21,138
McDonald's Corp.	530	14,029
MGM Mirage, Inc. (a)	350	10,105
		45,272
Household Durables - 1.4%
Clayton Homes, Inc.	350	5,985
D.R. Horton, Inc.	40	1,298
Snap-On, Inc.	500	16,830
Whirlpool Corp.	230	16,866
		40,979
Leisure Equipment & Products - 0.2%
Mattel, Inc.	300	5,160
Media - 7.7%
AOL Time Warner, Inc. (a)	1,180	37,878
Belo Corp. Series A	780	14,625
Cablevision Systems Corp. - NY Group Class A (a)	60	2,847
Comcast Corp. Class A (special) (a)	970	34,920
Dow Jones & Co., Inc.	210	11,493
E.W. Scripps Co. Class A	170	11,220
Emmis Communications Corp. Class A (a)	270	6,383
Gannett Co., Inc.	260	17,480
Interpublic Group of Companies, Inc.	140	4,136
Liberty Media Corp. Class A (a)	2,700	37,800
McGraw-Hill Companies, Inc.	320	19,514
News Corp. Ltd. ADR	210	6,680
Omnicom Group, Inc.	110	9,829
The New York Times Co. Class A	120	5,190
Tribune Co.	190	7,112
		227,107
Multiline Retail - 2.1%
Costco Wholesale Corp. (a)	590	26,184
Federated Department Stores, Inc. (a)	540	22,086
Kohls Corp. (a)	40	2,818
Wal-Mart Stores, Inc.	190	10,935
		62,023
Specialty Retail - 0.3%
Home Depot, Inc.	170	8,672
TOTAL CONSUMER DISCRETIONARY		424,464

	Shares	Value (Note 1)
CONSUMER STAPLES - 9.9%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	420	$ 18,988
PepsiCo, Inc.	250	12,173
The Coca-Cola Co.	840	39,606
		70,767
Food & Drug Retailing - 0.1%
Albertson's, Inc.	100	3,149
Food Products - 3.8%
Dean Foods Co. (a)	472	32,190
General Mills, Inc.	210	10,922
Kellogg Co.	810	24,381
Kraft Foods, Inc. Class A	380	12,931
McCormick & Co., Inc. (non-vtg.)	330	13,850
Sara Lee Corp.	570	12,671
Wm. Wrigley Jr. Co.	100	5,137
		112,082
Household Products - 2.7%
Clorox Co.	640	25,312
Colgate-Palmolive Co.	340	19,635
Kimberly-Clark Corp.	170	10,166
Procter & Gamble Co.	310	24,530
		79,643
Personal Products - 0.6%
Gillette Co.	510	17,034
Tobacco - 0.3%
Philip Morris Companies, Inc.	220	10,087
TOTAL CONSUMER STAPLES		292,762
ENERGY - 6.7%
Energy Equipment & Services - 4.1%
Schlumberger Ltd. (NY Shares)	2,220	121,989
Oil & Gas - 2.6%
ChevronTexaco Corp.	90	8,065
Exxon Mobil Corp.	1,710	67,203
		75,268
TOTAL ENERGY		197,257
FINANCIALS - 23.0%
Banks - 6.2%
Bank of America Corp.	470	29,587
Bank One Corp.	440	17,182
Banknorth Group, Inc.	220	4,954
Cathay Bancorp, Inc.	50	3,203
Comerica, Inc.	220	12,606
East West Bancorp, Inc.	200	5,150
Fifth Third Bancorp	540	33,253
FleetBoston Financial Corp.	160	5,840
Golden West Financial Corp., Delaware	400	23,540
KeyCorp	250	6,085
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Mellon Financial Corp.	330	$ 12,415
Wachovia Corp.	880	27,597
		181,412
Diversified Financials - 15.0%
Alliance Capital Management Holding LP	140	6,765
Capital One Financial Corp.	280	15,106
Charles Schwab Corp.	8,260	127,782
Citigroup, Inc.	1,150	58,052
Fannie Mae	700	55,650
J.P. Morgan Chase & Co.	1,310	47,619
Merrill Lynch & Co., Inc.	1,080	56,290
Morgan Stanley Dean Witter & Co.	960	53,702
State Street Corp.	390	20,378
		441,344
Insurance - 1.6%
MetLife, Inc.	1,490	47,203
Real Estate - 0.2%
Equity Office Properties Trust	240	7,219
TOTAL FINANCIALS		677,178
HEALTH CARE - 4.0%
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.	80	2,652
Boston Scientific Corp. (a)	170	4,100
Haemonetics Corp. (a)	300	10,176
		16,928
Pharmaceuticals - 3.4%
American Home Products Corp.	150	9,204
Bristol-Myers Squibb Co.	300	15,300
Merck & Co., Inc.	60	3,528
Pfizer, Inc.	1,440	57,384
Pharmacia Corp.	370	15,781
		101,197
TOTAL HEALTH CARE		118,125
INDUSTRIALS - 9.7%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	180	8,401
United Technologies Corp.	140	9,048
		17,449
Air Freight & Couriers - 1.0%
FedEx Corp. (a)	200	10,376
United Parcel Service, Inc. Class B	350	19,075
		29,451
Airlines - 1.1%
Delta Air Lines, Inc.	1,110	32,479

	Shares	Value (Note 1)
Building Products - 0.8%
American Standard Companies, Inc. (a)	120	$ 8,188
Masco Corp.	690	16,905
		25,093
Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	280	15,828
Electrical Equipment - 0.8%
Emerson Electric Co.	320	18,272
Hubbell, Inc. Class B	190	5,582
		23,854
Machinery - 3.2%
Eaton Corp.	380	28,276
Illinois Tool Works, Inc.	490	33,183
Ingersoll-Rand Co.	110	4,599
Navistar International Corp.	390	15,405
PACCAR, Inc.	150	9,843
Parker Hannifin Corp.	50	2,296
		93,602
Road & Rail - 1.5%
Knight Transportation, Inc. (a)	615	11,550
Norfolk Southern Corp.	730	13,381
Swift Transportation Co., Inc. (a)	400	8,604
Werner Enterprises, Inc.	400	9,720
		43,255
Trading Companies & Distributors - 0.2%
Genuine Parts Co.	180	6,606
TOTAL INDUSTRIALS		287,617
INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.4%
Brocade Communications System, Inc. (a)	90	2,981
Corning, Inc.	450	4,014
Emulex Corp. (a)	100	3,951
		10,946
Computers & Peripherals - 0.3%
Hewlett-Packard Co.	230	4,724
Sun Microsystems, Inc. (a)	350	4,305
		9,029
Electronic Equipment & Instruments - 0.8%
Amphenol Corp. Class A (a)	200	9,610
Solectron Corp. (a)	300	3,384
Thermo Electron Corp.	400	9,544
		22,538
Semiconductor Equipment & Products - 3.9%
Advanced Micro Devices, Inc. (a)	320	5,075
Analog Devices, Inc. (a)	890	39,507
Atmel Corp. (a)	150	1,106
Cypress Semiconductor Corp. (a)	180	3,587
Integrated Silicon Solution (a)	100	1,224
Intel Corp.	210	6,605
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
International Rectifier Corp. (a)	200	$ 6,976
Kulicke & Soffa Industries, Inc. (a)	600	10,290
Lattice Semiconductor Corp. (a)	80	1,646
LSI Logic Corp. (a)	160	2,525
Micron Technology, Inc. (a)	860	26,660
National Semiconductor Corp. (a)	275	8,467
Teradyne, Inc. (a)	100	3,014
		116,682
Software - 1.1%
Legato Systems, Inc. (a)	700	9,079
Microsoft Corp. (a)	150	9,938
Synopsys, Inc. (a)	230	13,586
		32,603
TOTAL INFORMATION TECHNOLOGY		191,798
MATERIALS - 2.7%
Chemicals - 2.2%
E.I. du Pont de Nemours & Co.	1,080	45,911
Praxair, Inc.	330	18,233
RPM, Inc.	100	1,446
		65,590
Construction Materials - 0.1%
Centex Construction Products, Inc.	100	3,205
Metals & Mining - 0.4%
Newmont Mining Corp.	540	10,319
TOTAL MATERIALS		79,114
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	1,030	18,684
BellSouth Corp.	3,500	133,519
Qwest Communications International, Inc.	2,060	29,108
		181,311
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	700	6,629
TOTAL TELECOMMUNICATION SERVICES		187,940
UTILITIES - 0.7%
Electric Utilities - 0.7%
AES Corp. (a)	520	8,502
FirstEnergy Corp.	140	4,897

	Shares	Value (Note 1)
Southern Co.	90	$ 2,282
Wisconsin Energy Corp.	220	4,963
		20,644
TOTAL COMMON STOCKS (Cost $2,371,270)		2,476,899
Convertible Preferred Stocks - 3.7%

CONSUMER DISCRETIONARY - 0.5%
Media - 0.5%
Adelphia Communications Corp. Series E, $1.875	440	15,402
FINANCIALS - 0.7%
Diversified Financials - 0.5%
AES Trust VII $3.00	180	5,400
Xerox Capital Trust II $3.75 (d)	120	8,314
		13,714
Insurance - 0.2%
Prudential Financial, Inc. $3.375 (a)	110	6,355
TOTAL FINANCIALS		20,069
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. $7.25	50	5,570
INFORMATION TECHNOLOGY - 2.0%
Communications Equipment - 2.0%
Lucent Technologies, Inc. $80.00 (d)	25	27,644
Motorola, Inc. $3.50	700	32,548
		60,192
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	40	2,178
UTILITIES - 0.2%
Electric Utilities - 0.2%
Cinergy Corp. $4.75 PRIDES	100	5,520
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $103,504)		108,931
Convertible Bonds - 1.4%
Moody's Ratings (unaudited) (b)		Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 2.75% 12/1/21(d)	Ba3	$ 2,000	1,960
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
E*TRADE Group, Inc. 6% 2/1/07	B-	$ 10,000	$ 8,232
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Cephalon, Inc. 2.5% 12/15/06 (d)	-	4,000	4,320
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.4%
Corning, Inc. 3.5% 11/1/08	Baa1	10,900	12,268
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. 3% 12/1/21 (d)	Baa2	6,000	6,713
Semiconductor Equipment & Products - 0.1%
Semtech Corp. 4.5% 2/1/07	CCC+	2,000	2,168
TOTAL INFORMATION TECHNOLOGY			21,149
UTILITIES - 0.2%
Electric Utilities - 0.2%
Calpine Corp. 4% 12/26/06 (d)	BB+	5,000	5,782
TOTAL CONVERTIBLE BONDS (Cost $38,907)			41,443
U.S. Treasury Obligations - 0.8%

U.S. Treasury Bills, yield at date of purchase 1.75% 2/14/02 (Cost $24,946) (e)	-	25,000	24,950
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $152,864)	152,864	152,864
TOTAL INVESTMENT PORTFOLIO - 95.1% (Cost $2,691,491)		2,805,087
NET OTHER ASSETS - 4.9%		144,234
NET ASSETS - 100%		$ 2,949,321
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
2 E-mini S&P 500 Index Contracts	March 2002	$ 114,920	$ 1,283

The face value of futures purchased as a percentage of net assets - 3.9%
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $54,733 or 1.9% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,950.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,889,717 and $1,262,535, respectively.
The market value of futures contracts opened and closed during the period amounted to $227,099 and $113,473, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $168 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,698,937. Net unrealized appreciation aggregated $106,150, of which $183,277 related to appreciated investment securities and $77,127 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $105,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Value Portfolio

Fidelity Variable Insurance Products: Value Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $2,691,491) - See accompanying schedule		$ 2,805,087
Cash		197,776
Receivable for investments sold		1,947
Receivable for fund shares sold		15,927
Dividends receivable		2,737
Interest receivable		622
Receivable from investment adviser for expense reductions		3,077
Total assets		3,027,173
Liabilities
Payable for investments purchased	$ 43,830
Payable for fund shares redeemed	2,282
Distribution fees payable	395
Payable for daily variation on futures contracts	1,030
Other payables and accrued expenses	30,315
Total liabilities		77,852
Net Assets		$ 2,949,321
Net Assets consist of:
Paid in capital		$ 2,947,931
Undistributed net investment income		16
Accumulated undistributed net realized gain (loss) on investments		(113,505)
Net unrealized appreciation (depreciation) on investments		114,879
Net Assets		$ 2,949,321
Initial Class: Net Asset Value, offering price and redemption price per share ($289,795 ÷ 30,063 shares)		$9.64
Service Class: Net Asset Value, offering price and redemption price per share ($909,893 ÷ 94,362 shares)		$9.64
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,749,633 ÷ 181,589 shares)		$9.64

Statement of Operations

	May 9, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 17,324
Interest		4,188
Total income		21,512
Expenses
Management fee	$ 6,387
Transfer agent fees	1,243
Distribution fees	1,744
Accounting fees and expenses	38,411
Non-interested trustees' compensation	3
Custodian fees and expenses	8,854
Audit	23,144
Legal	261
Miscellaneous	18
Total expenses before reductions	80,065
Expense reductions	(62,320)	17,745
Net investment income		3,767
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(114,001)
Futures contracts	11	(113,990)
Change in net unrealized appreciation (depreciation) on:
Investment securities	113,596
Futures contracts	1,283	114,879
Net gain (loss)		889
Net increase (decrease) in net assets resulting from operations		$ 4,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	May 9, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 3,767
Net realized gain (loss)	(113,990)
Change in net unrealized appreciation (depreciation)	114,879
Net increase (decrease) in net assets resulting from operations	4,656
Distributions to shareholders from net investment income	(3,313)
Share transactions - net increase (decrease)	2,947,978
Total increase (decrease) in net assets	2,949,321
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $16)	$ 2,949,321

Other Information:	Year ended December 31, 2001A
	Shares	Dollars
Share transactions Initial Class Sold	30,001	$ 300,008
Reinvested	62	600
Redeemed	-	-
Net increase (decrease)	30,063	$ 300,608
Service Class Sold	106,858	$ 1,025,475
Reinvested	94	920
Redeemed	(12,590)	(115,162)
Net increase (decrease)	94,362	$ 911,233
Service Class 2 Sold	187,231	$ 1,788,267
Reinvested	185	1,793
Redeemed	(5,827)	(53,923)
Net increase (decrease)	181,589	$ 1,736,137
Distributions From net investment income Initial Class		$ 600
Service Class		920
Service Class 2		1,793
		$ 3,313

A Share transactions are for the period May 9, 2001 (commencement of operations) to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Value Portfolio

Financial Highlights - Initial Class

2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.03
Net realized and unrealized gain (loss)	(.37)
Total from investment operations	(.34)
Less Distributions
From net investment income	(.02)
Net asset value, end of period	$ 9.64
Total ReturnB, C, D	(3.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	7.11% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.46% A
Net investment income	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290
Portfolio turnover rate	115% A

Financial Highlights - Service Class

2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.02
Net realized and unrealized gain (loss)	(.37)
Total from investment operations	(.35)
Less Distributions
From net investment income	(.01)
Net asset value, end of period	$ 9.64
Total ReturnB, C, D	(3.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	7.23% A
Expenses net of voluntary waivers, if any	1.60% A
Expenses net of all reductions	1.56% A
Net investment income	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 910
Portfolio turnover rate	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.01
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.35)
Less Distributions
From net investment income	(.01)
Net asset value, end of period	$ 9.64
Total Return B, C, D	(3.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	7.38% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.70% A
Net investment income	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,750
Portfolio turnover rate	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Value Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Value Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Value Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, accumulated loss on a tax basis was as follows:

Capital loss carryforward	$ (104,760)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 600	$ -
Service Class	920	-
Service Class 2	1,793	-
	$ 3,313	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee.
For the period, the Service fee is based on an annual rate of .10%
of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 369
Service Class 2	1,375
$ 1,744

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 170
Service Class	441
Service Class 2	632
$ 1,243

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Value Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,443 for the period.

Brokerage Commissions.The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.50%	$ 10,277
Service Class	1.60%	20,721
Service Class 2	1.75%	30,855
		$ 61,853

Certain security trades were directed to brokers who paid $467 of the fund's expenses.

6. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 33% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 67% of the total outstanding shares of the fund.

Value Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund and Shareholders of Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Value Portfolio, (the Fund), a fund of Variable Insurance Products Fund, including the portfolio of investments, as of December 31, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 9, 2001 (commencement of operations) to December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Portfolio as of December 31, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the period from May 9, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981

President of VIP Value. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP
(accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Value Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 2001

Vice President of VIP Value. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Stephen M. Dufour (35)
Year of Election or Appointment: 2001 Vice President of VIP Value and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 2001

Secretary of VIP Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2001

Treasurer of VIP Value. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2001

Deputy Treasurer of VIP Value. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment
Management.

John H. Costello (55)
Year of Election or Appointment: 2001 Assistant Treasurer of VIP Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Value. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Value. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Value Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0202 154422
1.768949.100